KPMG LLP Financial Services 1 Sovereign Square Sovereign Street Leeds LS1 4DA United Kingdom	Tel +44 (0) 113 231 3000 Fax +44 (0) 113 231 3200

Private & confidential

The Directors

Gosforth Funding 2017-1 plc (the “Issuer”)

Fifth Floor

100 Wood Street

London EC2V 7EX

The Directors

Virgin Money plc (the “Seller”)

Jubilee House

Gosforth

Newcastle upon Tyne NE3 4PL

Citigroup Global Markets Limited

(“Citigroup”)

Citigroup Centre

Canada Square

London

E14 5LB

Lloyds Bank plc (“Lloyds”)

10 Gresham Street

London

EC2V 7AE

Lloyds Securities Inc. (“LSI”)

1095 Avenue of the Americas

New York

NY 10036

Merrill Lynch International

(“MLI”)

Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

BNP Paribas, London Branch

(“BNP”)

10 Harewood Avenue

London

NW1 6AA

Citigroup and Lloyds are

together the “Arrangers”.

LSI, MLI and BNP are

together the “Joint Lead

Managers”

Our ref: CD/MD/AS/C01335

29 August 2017

Dear Sir or Madam

Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files

In accordance with engagement terms which have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those agreed upon procedures (the “Pool AUP Letter”). This Pool AUP Letter is confidential and agreed disclosure restrictions apply.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory Information’ under ‘About/About KPMG’ at www.kpmg.com/uk

Document Classification - KPMG Confidential

KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

This Pool AUP Letter is addressed to the directors of the Issuer and to the Seller, the Arrangers and the Joint Lead Managers. Collectively all addressees of this Pool AUP Letter are referred to as “you”.

We will not accept any responsibility to any other party to whom our Pool AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1       Procedures performed in respect of the residential mortgage asset pool

A data file containing a listing of the pool of residential mortgage assets originated by Virgin Money plc and NRAM plc, entitled “g2017-1+account+numbers.xlsx” was made available to us by the Seller on 28 June 2017 (the “Pool Listing File”). A sample of 448 mortgage loans was drawn at random from the Pool Listing File (the “Sample”). The sampling technique and basis for the sample are set out in the work programme (the “Work Programme”) attached as Appendix C.

Subsequent data files containing details of the Sample of mortgage loans entitled “Copy of customer+details+kpmg+sample_201705.xlsx” and “Copy of g2017-1+kpmg+sample+lld+-+310517.xlsx” were made available to us by the Seller on 29 June 2017 (together, the “Extraction File”). Our work was based on this Extraction File. The Extraction File contained information on the Sample of 448 residential mortgage assets as shown by the records of the Seller as at 31 May 2017 (the “Cut-off Date”). Limited procedures as set out in the “Work Programme” in connection with the Sample were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Seller, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Seller, (ii) the physical existence of the residential mortgage assets, (iii) the reliability or accuracy of the documents provided to us by the Seller which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the Loan Files.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the residential mortgage assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such residential mortgage assets being securitised, (iii) the compliance of the Seller of the Mortgage Loans with applicable laws and regulations, or (iv) any other factor or characteristic of the residential mortgage assets that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

2       Findings

The findings from the agreed upon procedures are set out in Appendix A.

The following statistical interpretation can be applied to the findings set out in Appendix A: on the basis of the number of errors identified in the Sample (as reported on the ‘Errors’ lines of Appendix A) it can be calculated that there is a 99% level of confidence that not more than X% of the population contains errors relating to the specified test, where X is the relevant percentage reported on the ‘Statistics’ line of Appendix A.

Within the Sample there are 8 files with missing documentation such that we were unable to perform certain tests. For our statistical analysis, we have calculated the maximum error rates based on the full sample size of 448 files (treating the missing documents as an error in each case) and also based on the number of documents reviewed for each relevant test which excludes the loan accounts with missing documentation.

Details of the errors found as a result of the agreed upon procedures, and listed in Appendix A, are set out in Appendix B.

3       General

Any opinions expressed on financial information outside the context of this engagement were or are expressed solely in the context of the specific terms and conditions governing their preparation. We do not accept any responsibility for any other reports or letters beyond any responsibility that we owed to those to whom our reports or letters were addressed at the date of their issue.

This Pool AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Pool AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Pool AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Pool AUP Letter.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

This Pool AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Pool AUP Letter will be appended. The executed Form ABS Due Diligence-15E, which will refer to the Issuer and Seller as the “specified parties”, will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Pool AUP Letter alone is not to be relied on in the United States, we therefore accept no responsibility for any use that you may make of this Pool AUP Letter alone and which must be considered with form ABS Due Diligence-15E in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Pool AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Pool AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access this Pool AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Pool AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

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Appendix A - Results

Pool information
Pool Name	Gosforth 2017-1
Cut Off Date	5/31/2017
Sample Size	448
Date of AUP	Commencing 14 August 2017

Files
No Error	439
Missing	8
Error	1
Total	448

			Borrower name - Application form	Mortgage account balance - Primary system of record	Arrears - Primary system of record	Arrears - Primary system of record	Property Postcode - Application form	Completion Date - Primary system of record	Completion Date - Primary system of record	Completion Date - Offer letter	Completion Date - Certificate of Title	Valuation Amount - Valuation Report	Loan to Value ratio - Primary system of record	Loan to Value ratio - Primary system of record	Current Balance - Primary system of record	Current Balance - Primary system of record	Origianl Balance - Primary system of record	Income Multiple - Primary system of record	Type of mortgage - Primary system of record	Legal Charge - Certificate of Title/Land Registry Documents	Property Tenure - Certificate of Title/ Valuation Report	Insurance - Primary system of record/Offer of Advance	Presence, offer date, address and retentions - Valuation Report	Income Verification - Primary system of record/Record of Income	Mortgage Term - Offer of Advance	Repayment method - Offer of Advance	Interest rate type - Offer of Advance	Interest rate reversion date - Offer of Advance	Current Interest rate - Primary system of record	Signatures - Application Form	Signatures - Valuation Report	Signatures - Certificate of Title	Borrower Employment Status - Primary system of record

			1	2	3.1	3.2	4	5.1	5.2	5.3	5.4	6	7.1	7.2	8.1	8.2	9.1	9.2	10	11	12	13	14	15	16	17	18	19	20	21.1	21.2	21.3	22

		Number of Files	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448	448
		Errors	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1	0	0	0	0	0	0	0	0	1
		Missing	0	0	0	0	0	0	0	0	0	1	0	0	0	0	0	0	0	0	0	0	1	3	0	0	0	0	0	5	1	0	0	11
		Total	0	0	0	0	0	0	0	0	0	1	0	0	0	0	0	0	0	0	0	0	1	3	1	0	0	0	0	5	1	0	0
		Statistics	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.44%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.44%	2.19%	1.44%	1.00%	1.00%	1.00%	1.00%	2.86%	1.44%	1.00%	1.00%

		Excl. Missing Data
		Number of Files	448	448	448	448	448	448	448	448	448	447	448	448	448	448	448	448	448	448	448	448	447	445	448	448	448	448	448	443	447	448	448
		Errors	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1	0	0	0	0	0	0	0	0
		Statistics	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.44%	1.00%	1.00%	1.00%	1.00%	1.01%	1.00%	1.00%	1.00%

KPMG Ref	Loan ID	Status																																Error	Missing
64		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	0	1
110		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	-	-	-	-	-	-	0	1
118		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	0	1
225		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	-	-	-	-	-	-	0	1
258		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	0	1
304		Error	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	E	-	-	-	-	-	-	-	-	1	0
305		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	0	1
323		Missing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	M	-	-	-	0	1
368		Missing	-	-	-	-	-	-	-	-	-	M	-	-	-	-	-	-	-	-	-	-	M	M	-	-	-	-	-	-	M	-	-	0	4

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Appendix B - Errors

KPMG Ref	Loan ID	Test Nbr	Data Field	Source	Error	Extraction File	Per Source
368		Test 6	Valuation Amount	Valuation Report	M	£205,000	Missing
368		Test 14	Presence, offer date, address and retentions	Valuation Report	M	N/A	Missing
110		Test 15	Income Verification	Primary system of record/Record of Income	M	Is evidence of income present?	Missing
225		Test 15	Income Verification	Primary system of record/Record of Income	M	Is evidence of income present?	Missing
368		Test 15	Income Verification	Primary system of record/Record of Income	M	Is evidence of income present?	Missing
304		Test 16	Mortgage Term	Offer of Advance	E	12	11
64		Test 21.1	Signatures	Application Form	M	Is the Application Form signed?	Missing
118		Test 21.1	Signatures	Application Form	M	Is the Application Form signed?	Missing
258		Test 21.1	Signatures	Application Form	M	Is the Application Form signed?	Missing
305		Test 21.1	Signatures	Application Form	M	Is the Application Form signed?	Missing
323		Test 21.1	Signatures	Application Form	M	Is the Application Form signed?	Missing
368		Test 21.2	Signatures	Valuation Report	M	Is the Valuation Report signed?	Missing

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

Appendix C: Scope of the Services

We have carried out the following agreed procedures for various data attributes relating to a sample of mortgage loan assets drawn from the Portfolio as set out below and report our findings.

The procedures we used to perform our work did not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, no assurance will be expressed. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities. Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

The Issuer and Seller were responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures were performed; and we have not undertaken any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

We provided you with a copy of our draft report and have discussed queries and missing documentation with you.

Sampling approach

Sampling is a process of examining less than the total number of items in a population in order to reach a conclusion about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. In this engagement you have asked us to assume that the estimated error rate in the underlying population is zero and to express the results of our work at a level of 99% confidence and with 1% precision if no errors are discovered. You have requested that we calculate the sample size necessary to provide 99% confidence with 1% precision on the basis that error rates in the Portfolio loan data are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

Findings

Where an individual loan fails a procedure in relation to a data attribute, this is classified as one error. Where a mortgage loan file cannot be located, this missing file has been treated in two alternative ways: (i) it has been classed as an error on each test; and (ii) deducted from the sample so the total number of files reviewed is reduced. There are some cases where the file is not required to carry out the test. In these cases the tests were carried out on all files.

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions contained in the loan file are assumed to supersede the original documentation.

In comparing data attributes between the data tape and the specified source documentation in the loan files and classing a difference as an error, you have specified that the tolerance levels set out below apply.

Procedures

No.	Data attribute	Source	Procedure	Tolerance/ Definition of error
1	Borrower name	Application form	For each item, check if the Borrower Name per the Extraction File agrees to the application form, electronic application or other supporting documentation.	An item is deemed to be in error if the Borrower Name per the Extraction File does not agree to the Application form.
2	Mortgage account balance	Primary system of record	For each item, check if the Mortgage account balance per the Extraction File agrees to the Primary system of record.	An item is deemed to be in error if the total current Mortgage account balance as per the extraction file does not agree with the balance on the Primary system of record. For those mortgages where further advances have been issued or attached accounts have been set up for MIRAS purposes (Mortgage Interest Relief at Source), we compared the total of such accounts with the corresponding current balance on the source.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

3.1	Arrears	Primary system of record	For each item, check whether arrears of more than one month have been carried forward after the Cut-off date on the Primary system of record.	An item is deemed to be in error if arrears of more than one month have been carried forward after the Cut-off date on the arrears system.
3.2	Arrears	Primary system of record	For each item, check whether the customer has paid all amounts falling due in the last 12 months prior to the Cut-off date on the Primary system of record.

An item is deemed to be in error if for the period of 12 months prior to the Cut-off date the customer has not paid all payments falling due. We have not treated agreed payment holidays as missed payments.

A difference of +/- £10 will not be treated as an error.

4	Property Postcode	Application form	For each item check if the out code portion of the postcode asper the Extraction File agrees to the paper or electronic record of the Application form.	An item is deemed to be in error if the out code portion of the postcode shown on the Extraction File does not substantially agree to the paper or electronic record of the Application form.
5.1	Completion Date	Primary system of record	For each item, check if the original completion date of a mortgage is after 28 July 1999 on the Primary system of record.	An item is deemed to be in error if the original completion date of a mortgage is before 28 July 1999 on the Primary system of record.
5.2		Primary system of record	For each item check if the completion date per the Extraction File agrees to the Primary system of record.	An items is deemed to be in error if the completion date per the Primary System of record does not agree to the Extraction file, within one business day.
5.3		Offer letter	For each item, check whether the completion date of the mortgage in the Extraction File is greater than 16 weeks after the date of offer letter.	An item is deemed to be in error if the completion date of the mortgage on the Extraction file is greater than 16 weeks after the date of the offer letter.
5.4		Certificate of Title	For each item, check whether the completion date of the mortgage in the Extraction File is within +/- 1 week of the date on the Certificate of Title.	An item is deemed to be in error if the completion date of the mortgage on the Extraction file is more +/- 1 week different to the date on the Certificate of Title.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

6	Valuation Amount	Valuation Report

For each item check if the valuation amount per the Extraction File agrees to the valuation report at the date of the most recent lending decision as follows;

i)      For mortgages where there has been no further advance, we will check to the valuation report obtained at the original lending decision.

ii)     For further advances, we will check to the valuation report obtained at the time of that lending decision.

iii)    For mortgages where an indexed or desktop valuation was used, we will compare the valuation in the extraction file to the Primary system of record

An item is deemed to be in error if the valuation amount in the Extraction file is greater than the amount stated in the relevant valuation report or Primary system of record.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

7.1	Loan to Value ratio	Primary system of record	For each item, recalculate the original Loan to Value ratio (the “LTV ratio”) as at the origination date to the nearest whole number. For the avoidance of doubt this is calculated as the loan amount at the origination date, as set out in the “Completion” tab of the “Additional customer details” tab report in the mortgage system, divided by the property valuation performed around the time of the origination, as set out in the Valuation Report. We compare the calculated LTV ratio (subject to rounding) to the Lending Policy Guidelines as provided to us by the Seller (the “LPG”) at the time it was underwritten.	An item is deemed to be in error if the loan did not conform to the LPG at the time it was underwritten in terms of LTV.
7.2	Loan to Value ratio	Primary system of record

For each item, recalculate the current LTV by dividing the current balance as at the Cut-off date by the most recent valuation. Where a further advance has been made then the valuation at the time of the further advance will be used.

An item is deemed to be in error if the calculated current LTV differs from the current LTV in the Extraction File.
8.1	Current Balance	Primary system of record	For each item check if the current balance per the Extraction File is equal to or less than £750,000.	An item is deemed to be in error if the current balance as at the Cut-off date as per the Extraction file is greater than £750,000.
8.2		Primary system of record	For each item check if the current balance per the Primary system of record is equal to or less than £750,000.	An item is deemed to be in error if the current balance as at the Cut-off date per the Primary system of record is greater than £750,000.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

9.1	Underwriting criteria	Primary system of record

For each item check if the Loan Amount per the Extraction File is less than the maximum loan amount stated in the LPG as provided to us by the Seller at the time the offer of advance was made.

Where a further advance has been granted the loan amount will be the aggregate of the balance outstanding at the time of the additional loan plus the amount of the additional loan.

An item is deemed to be in error if the Loan Amount per the Extraction File is greater than the LPG as provided to us by the Seller at the time the offer of advance was made.
9.2		Primary system of record

For each item check if the “Income Multiple” (calculated by the loan amount as at the origination date as set out in the Offer of Advance divided by the total annual income as at the origination date set out in the Advance Summary on the mortgage system) is less than the Enhanced Income Multiples stated in the LPG as provided to us by the Seller at the time of the lending decision.

Where a further advance has been granted the loan amount will be the aggregate of the balance outstanding at the time of the additional loan plus the amount of the additional loan.

An item is deemed to be in error if the Income Multiple calculated as set out is greater than the LPG as provided to us by the Seller at the time the offer of advance was made.
10	Type of mortgage	Primary system of record

For each item, check if the source shows they are:

i)      Mortgages taken out by current employees of the Seller

ii)     Mortgages on wholly business properties

iii)    Home Equity Release Mortgages

iv)    Together Mortgages

v)     Flagged as being a Granite loan

vi)    Manchester Unity accounts

vii)   Safe and Sure accounts

viii)  Legal & General accounts

ix)    Buy to Let Mortgages

x)     Litigation or possession cases

An item is deemed to be in error if any of these conditions were detailed on the Primary system of record.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

11	Legal Charge	Certificate of Title/Land Registry Documents

For each item, as defined by the Postcode Database:

i)     From the original charge certificate of the Seller or by reference to the Land Registry Database at the date the test is performed, check if the loan from the Seller has evidence of the Seller holding the first legal charge over the residential property as at the Cut-off date.

ii)   For those deeds held at solicitors (as detailed on the Mortgage System), we obtain the information from the Land Registry Database at the date the test is performed or by sight of valid Report/Certificate of Title, check if the loan from the Seller has evidence of the Seller holding the first legal charge over the residential property as at the Cut-off date.

An item is deemed to be in error if the legal documents tested do not indicate that it is a first legal charge or first mortgage. We will not comment on whether this charge is valid.
12	Property Tenure	Certificate of Title/ Valuation Report

For each item, check if the Report on Title indicates that either:

i)    the tenure is freehold, or for properties located in Scotland the title deeds indicate the tenure is feudal or is silent on tenure; or

ii)   the tenure is leasehold and the lease expiry date is more than 30 years after the maturity of the mortgage. We will not check the accuracy of the length of leases as disclosed in the mortgage files.

An item is deemed to be in error if the title documentation indicates that the tenure is not freehold, or for Scottish properties is not feudal or is not silent on tenure; or the title documentation indicates leasehold with a lease expiry date of less than 30 years after the maturity of the mortgage.

If the tenure is shown as freehold in the Extraction file but the title documentation indicates it is long leasehold (greater than 999 years) this will not be treated as an error.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

13	Insurance	Primary system of record/Offer of Advance	For each item checked that evidence exists on the mortgage system / offer of advance that insurance has been obtained.	An item is deemed to be in error if there is no evidence on the mortgage system/offer of advance of insurance being obtained.
14	Valuation Report	Valuation Report

For each item check whether the following conditions exist:

i)   The original valuation is not present; or

ii)  The offer of advance was made more than six months after the date of the valuation report; or

iii)  The property address per the primary system of record is different to the property address per the valuation report; or

iv)  If the valuer had suggested a retention in excess of £20,000 and the higher value had been taken as the valuation figure in the Extraction File, we have reported as an exception if the Offer of Advance document did not include details of the retention, unless estimates have been provided by the applicant or the applicant’s financial adviser or the original LTV < 75% (for the avoidance of doubt electronic signatures on valuation reports are acceptable.

An item is deemed to be in error if any of the conditions set out to the left exist.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

15	Income Verification	Primary system of record/Record of Income	For each item, check if evidence exists that the Seller has had sight of income verification by ensuring that one of the following is on the mortgage file: salary confirmation from employer, payslips, bank statements or checklist completed for all new loan applications (the “New Loans Checklist” indicating that income verification evidence has been seen). If self-employed, check that the mandate holder has examined accounts or had sight of a letter from an accountant or tax assessments.

We have excluded mortgages that are identified through a flag on the Extraction File as a Self-Certified loan or the applicant was an existing borrower with the Seller.

For the avoidance of doubt entries on the Omiga notepad showing that evidence of income has been seen is acceptable. An item was deemed to be in error if no evidence exists that the Seller or has had sight of income verification as set out above.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

16	Mortgage Term	Offer of Advance	For each item check if the mortgage term per the Extraction File agrees to the offer of advance. Where there has been an update to the mortgage term, we will agree the new term to relevant offers of advance or other supporting documentation.	An item is deemed to be in error if the mortgage term per the Extraction file differs to the term stated on the offer of advance or supporting documentation on the mortgage file.
17	Repayment method	Offer of Advance	For each item check if the repayment method per the Extraction File agrees to the offer of advance or other supporting documentation.

Items are not treated as errors where Repayment method in the Extraction File is stated as ‘Repayment’ and the Offer of Advance states part ‘Repayment’ and part ‘Interest Only’; or where the Repayment Type in the Extraction File is stated as ‘Endowment’ and the Offer of Advance states ‘Interest Only’.

18	Interest rate type	Offer of Advance	For each item check if the interest rate type per the Extraction File agrees to the latest offer of advance or other supporting documentation.	An item is deemed to be in error if the interest rate type per the Extraction file does not agree to the latest offer of advance or other supporting documentation.
19	Interest rate reversion date	Offer of Advance	For each item check if the interest rate reversion date per the Extraction File agrees to the offer of advance, except where the difference is supported by the other forms of evidence.	An item is deemed to be in error if the interest reversion date per the Extraction file does not agree to the latest offer of advance, and the difference is not supported by other forms of evidence.

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KPMG LLP Gosforth Funding 2017-1 plc (the “Proposed Issue”): Agreed upon procedures in connection with the sample of residential mortgage files 29 August 2017

20	Current Interest rate	Primary system of record	For each item check if the current interest rate per the Extraction File agrees to the primary system of record.	An item is deemed to be in error if the interest rate for the original advance per the Extraction file as at the cut-off date differs to the Primary system of record.
21.1	Signatures	Application Form	For each item check if the Application Form is signed in the designated space.	An item is deemed to be in error if there is no signature or the signature is in the incorrect space in the original mortgage application.
21.2		Valuation Report	For each item check if the Valuation report is signed in the designated space by an appropriately qualified (e.g. MRICS) valuer.	An item is deemed to be in error if there is no signature in the valuation report. We will accept electronic signatures and exclude indexed, desktop and AVM valuations from this test.
21.3		Certificate of Title	For each item check if the Certificate of Title is signed in the designated space.	An item is deemed to be in error if there is no signature or the signature is in the incorrect space on the Certificate of Title.
22	Borrower Employment Status	Primary system of record	For each item check if the Borrower Employment Status per the Extraction File agrees to the Primary system of record.	An item is deemed to be in error if the Borrower Employment Status per the extraction file differs to the mortgage system.

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